SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date earliest event reported) November 7, 2005

Commission File Number	Registrant, State of Incorporation, Address and Telephone Number	I.R.S. Employer Identification No.
1-11299	ENTERGY CORPORATION (a Delaware corporation) 639 Loyola Avenue New Orleans, Louisiana 70113 Telephone (504) 576-4000	72-1229752

Item 7.01. Regulation FD Disclosure

Entergy Corporation

The information in this Current Report on Form 8-K, including the exhibits listed below, is being furnished, not filed, under Item 9 pursuant to Regulation FD.

On November 6, 2005, Entergy Corporation made available information to various members of the financial and investment community at the 40th Edison Electric Institute Financial Conference in Hollywood, Florida. A copy of the informational presentation given at the conference is attached to this report as Exhibit 99 and is incorporated herein. The slide presentation can also be accessed via Entergy's web site at www. entergy.com/investor under "Presentations and Webcasts."

Item 9.01 Financial Statements, Pro Forma Financial Statements and Exhibits

(c) Exhibits.

Exhibit No.	Description
99	Presentation on Entergy Corporation at the 40th Edison Electric Institute Financial Conference beginning November 6, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Entergy Corporation

By: /s/ Nathan E. Langston
Nathan E. Langston
Senior Vice President and
Chief Accounting Officer

Dated: November 7, 2005